THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2006

With respect to

THRIVENT LARGE CAP STOCK PORTFOLIO

The "Portfolio Management" section of the prospectus is amended with respect to the following Portfolio:

The paragraph under Thrivent Large Cap Stock Portfolio is deleted and replaced with the following:

Matthew D. Finn, CFA and Scott A. Vergin, CFA serve as portfolio co-managers of Thrivent Large Cap Stock Portfolio.

Mr. Finn has been with Thrivent since 2003 and has been a portfolio manager since 2004. Mr. Finn has served as portfolio manager of Thrivent Large Cap Value Portfolio since 2004. Mr. Finn was managing director and senior portfolio manager of First American Large Cap Value Fund from 2003 to 2004, head of equities for Advantus Capital Management from 2001 to 2003, and Chief Investment Officer of the Growth and Income Group for Evergreen Investment Management Co. from 1999 to 2001.

Mr. Vergin has been with Thrivent since 1984 and has been a portfolio manager since 1994. Mr. Vergin has been the portfolio manager of Thrivent Large Cap Growth Portfolio since 1994 and Thrivent Large Cap Growth Portfolio II since 2004.

The date of this Supplement is March 30, 2007.

Please include this Supplement with your Prospectus.